UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 23, 2025

Ramaco Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38003	38-4018838
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 West Main Street, Suite 1900

Lexington, Kentucky 40507

(Address of principal executive offices, including zip code)

(859) 244-7455

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	METC	Nasdaq Global Select Market
Class B Common Stock, $0.01 par value	METCB	Nasdaq Global Select Market
9.00% Senior Notes due 2026	METCL	Nasdaq Global Select Market
8.375% Senior Notes due 2029	METCZ	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Many of the statements contained herein constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements, other than statements of historical fact included herein, regarding our strategy, objectives, intended investigative, research and development efforts, future operations, estimated value of the rare earth element (REE) deposits, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein the words "could," "believe," "anticipate," "intend," "estimate," "expect," "project" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements may include statements about:

•	identification and implementation of commercially feasible extraction processes, and establishment of pilot and production extraction facilities;
•	anticipated production levels, costs, sales volumes, and revenue;
•	timing and ability to complete major capital projects;
•	economic conditions in the metallurgical coal and steel industries;
•	expected costs to develop planned and future mining operations, including the costs to construct necessary processing, refuse disposal and transport facilities;
•	the availability of the equipment and components necessary to construct our pilot and production extraction facilities;
•	estimated quantities or quality of our metallurgical coal reserves;
•	our ability to obtain additional financing on favorable terms, if required, to complete the contemplated development and the acquisition of additional metallurgical coal reserves or to fund the operations and growth of our business;
•	maintenance, operating or other expenses or changes in the timing thereof;
•	the financial condition and liquidity of our customers;
•	competition in coal markets;
•	the price of metallurgical coal or thermal coal;
•	competition in REE and critical minerals mining and extraction markets;
•	the price of REEs and critical minerals;
•	compliance with stringent domestic and foreign laws and regulations, including environmental, climate change and health and safety regulations, and permitting requirements, as well as changes in the regulatory environment, the adoption of new or revised laws, regulations and permitting requirements;
•	potential legal proceedings and regulatory inquiries against us;
•	the impact of weather and natural disasters on plant construction, demand, production, and transportation;
•	purchases by major customers and our ability to renew sales contracts;
•	credit and performance risks associated with customers, suppliers, contract miners, co-shippers and traders, banks, and other financial counterparties;
•	geologic, equipment, permitting, site access and operational risks and new technologies related to coal mining, REE and critical minerals mining, and mining in general;
•	transportation availability, performance, and costs;
•	availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives, and tires;
•	timely review and approval of permits, permit renewals, extensions, and amendments by regulatory authorities;
•	our ability to comply with certain debt covenants;
•	tax payments to be paid for the current fiscal year;
•	our expectations relating to dividend payments and our ability to make such payments;
•	the anticipated benefits and impacts of previous acquisitions;
•	risks related to Russia’s invasion of Ukraine and the international community’s response;
•	risks related to weakened global economic conditions and inflation;
•	risks related to the Company’s tracking stock structure and separate performance of its Carbon Ore-Rare Earth (“CORE”) assets; and
•	other risks identified in this prospectus supplement that are not historical.

These forward-looking statements represent the Company’s expectations or beliefs concerning guidance, future events, anticipated revenue, future demand and production levels, macroeconomic trends, the development of ongoing projects, costs and expectations regarding the commercial feasibility of mining and extracting the Company’s REEs, and it is possible that the results described herein will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements found in the Company’s filings with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The risk factors and other factors noted in the Company’s SEC filings could cause its actual results to differ materially from those contained in any forward-looking statement.

Item 2.02	Results of Operations and Financial Condition.

Unaudited Preliminary Selected Financial Information

Set forth below are certain preliminary estimated financial results of Ramaco Resources, Inc. (the “Company” or “Ramaco”) for the three months and six months ended June 30, 2025. The estimated financial results described below have been prepared by, and are the responsibility of, our management. These estimated financial results are preliminary and subject to normal end of period closing procedures and, accordingly, are subject to change. As a consequence, actual results may differ from the preliminary results described below.

Preliminary results indicate that our financial performance for the second quarter of 2025 is expected to be slightly weaker than that of the first quarter.

During the three months ended June 30, 2025, we sold over 1 million tons of coal and expect to recognize approximately $152-$154 million of revenue. Of this amount, approximately one-third of our revenue was from sales into North American markets, including Canada, and two-thirds of our revenue was from sales into export markets. During the same period of 2024, we sold 0.9 million tons of coal and recognized $155.3 million of revenue, of which 33% was from sales into North American markets, including Canada, and 67% was from sales into export markets.

In the first six months of 2025, our total capital expenditures were approximately $35-36 million, excluding capitalized interest. In the first six months of 2024, our capital expenditures were $40.0 million.

At June 30, 2025, we had liquidity of $88 million, consisting of approximately $28 million of cash and cash equivalents and approximately $60 million of remaining availability under our revolving credit facility with KeyBank National Association for future borrowings.

The Company’s announcement of this pre-earnings release information is limited to the information set forth in this Item 2.02 and no separate press release has been, or will be, issued relating to this information and, as a result, there is no exhibit attached to the Form 8-K. The Form 8-K is being filed solely because the release of this pre-earnings information occurred after the completion of the second quarter.

None of the information furnished in this Item 2.02 will be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor will it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01.	Other Events.

Recent Developments

Business Update

The Company has been awarded a $6.1 million grant from the Wyoming Energy Authority’s Energy Matching Funds program to support the development of its Brook Mine pilot plant focused on critical mineral extraction and processing. The grant agreement was finalized and signed in early June of this year, with the official “Notice to Proceed” issued on June 17, 2025, authorizing the commencement of reimbursable project activities. This milestone marks the culmination of a multi-phase application and negotiation process and enables Ramaco to begin execution of its innovative rare earth and critical mineral recovery initiative and pilot processing facility construction in Ranchester, Wyoming.

Global metallurgical coal markets modestly softened in the second quarter of 2025 due to constrained economic growth in some regions of the world and continued conflict overseas. As of mid–July 2025, the Australian benchmark is approximately $176 per ton versus the June 2025 average of $179 per ton. This same benchmark averaged $185 per ton during the first quarter of 2025 and $184 per ton during the second quarter of 2025.

In the second quarter of 2025, the global steel market experienced slower growth, especially in China, resulting in elevated levels of Chinese steel exports. These conditions have led steel companies to both cut back on their own production and to reduce the price they are willing to pay for their metallurgical coal feedstock. For 2025, overall steel demand will likely remain weak in the near term; however, supply cuts may occur for higher-cost operations absent a significant upward movement in pricing. Longer term, the Company believes that limited global investment in new coking coal production capacity, the industrialization of emerging economies, expansion of urbanization globally, and an eventual return to economic growth will support coking coal markets overall.

Sales into export markets, which often include index-based pricing, generally have greater exposure to variability in pricing from period to period. The Company’s exports have not been materially delayed or otherwise affected by recent severe weather events.

As of June 30, 2025, the Company had outstanding performance obligations of approximately 1.4 million tons for contracts with fixed sales prices averaging approximately $139 per ton, excluding freight, as well as approximately 2.0 million tons for contracts with index-based pricing mechanisms. The Company expects to satisfy approximately two-thirds of the committed tons in 2025 and the remaining one-third in 2026.

The Company produced approximately 1.0 million tons during the second quarter of 2025 compared to 0.9 million tons during the same period in 2024. Our Eagle mine, located within the Elk Creek Complex, was temporarily idled during the quarter due to weak market conditions and operational challenges.

Dividend Update

At the July 2025 Board meeting, the decision was made to suspend the Class A stock dividend, which during the past three quarters was paid in Class B shares.

Credit Agreement

The Company is currently negotiating and expects to enter into a third amendment to the Second Amended and Restated Credit and Security Agreement dated February 15, 2023 by and among the Company, as borrower, KeyBank National Association (“KeyBank”) and multiple lending parties thereto (the “Credit Agreement”) prior to the closing of the Company’s planned public offering (the “Offering”) of senior notes due 2030 (“Notes”). The Company expects this third amendment to the Credit Agreement to, among other things, allow the Notes to be issued for up to $100,000,000 and to decrease the amount of “Permitted Additional Unsecured Debt” (as defined in the Credit Agreement) to $15,000,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ramaco Resources, Inc.

By:	/s/ Randall W. Atkins
	Name:	Randall W. Atkins
	Title:	Chairman and Chief Executive Officer

 Date: July 23, 2025